UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.  )

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Tributary Funds, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of
Special Meeting
of Shareholders
and
Proxy Statement

Tributary International Equity Fund

A Series Portfolio of
Tributary Funds, Inc.

TRIBUTARY FUNDS, INC.
ONE FIRST NATIONAL CENTER
1620 DODGE STREET
OMAHA, NEBRASKA 68197

Februrary 11, 2011
Dear Shareholder:

We are pleased to enclose a Notice and Proxy Statement for the special meeting of the shareholders of the Tributary International Equity Fund, (the “Fund”), a series portfolio of Tributary Funds, Inc. (the "Company'').  The special meeting is scheduled to be held on March 7, 2011 at 10 a.m. Central Time (the “Meeting”) at the offices of the Company, located at 1620 Dodge Street, 16th Floor, Omaha, Nebraska 68197.  Please take the time to read the proxy statement and cast your vote.

The purpose of the Meeting is to seek your approval of a new sub-advisory agreement for the Company, on behalf of the Fund, between Tributary Capital Management, LLC, the investment adviser to the Fund (“Tributary”), and Kleinwort Benson Investors International Ltd., currently the sub-adviser to Tributary on behalf of the Fund on an interim basis (“KBI”).

The Board of Directors has concluded that the proposal included in this proxy statement is in the best interests of the Fund and its shareholders (the “Shareholders”) and recommend that Shareholders vote in favor of such proposal.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

            Stephen R. Frantz
President

TRIBUTARY FUNDS, INC.
ONE FIRST NATIONAL CENTER
1620 DODGE STREET
OMAHA, NEBRASKA 68197

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the shareholders of the Tributary International Equity Fund (the “Fund”), a series portfolio of Tributary Funds, Inc. (the “Company”):

A special meeting of the shareholders (the “Shareholders”) of the Fund will be held on March 7, 2011 at 10 a.m. Central Time (the "Meeting'') at the offices of the Company, located at 1620 Dodge Street, 16th Floor, Omaha, Nebraska 68197, for the following purpose:

■	To approve a new sub-advisory agreement between Tributary Capital Management, LLC and Kleinwort Benson Investors International Ltd. with respect to the Fund.

The Board of Directors of the Company has fixed the close of business on January 21, 2011 as the record date for determining Shareholders who are entitled to notice of, and to vote at, the Meeting and any adjournment thereof.

You are cordially invited to attend the Meeting.  Shareholders who do not expect to attend the Meeting are requested to complete, sign, and return the enclosed proxy promptly.

The enclosed proxy is being solicited by the Board of Directors of the Company.

Your vote is important. Whether or not you plan to attend the meeting, please vote.

By Order of the Board of Directors

Evan Williams
Secretary
February 11, 2011

IMPORTANT—We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope, which requires no postage and is intended for your convenience.  You may also vote through the internet by visiting the website address on your proxy card or by telephone by using the toll-free number on your proxy card.  If you can attend the Meeting and wish to vote your shares in person at that time, you will be able to do so.

PROXY STATEMENT

TRIBUTARY FUNDS, INC.
ONE FIRST NATIONAL CENTER
1620 DODGE STREET
OMAHA, NEBRASKA 68197

SPECIAL MEETING OF SHAREHOLDERS OF
TRIBUTARY INTERNATIONAL EQUITY FUND,
A SERIES PORTFOLIO OF
TRIBUTARY FUNDS, INC.

March 7, 2011

SOLICITATION OF PROXIES ON BEHALF OF THE BOARD OF DIRECTORS OF
TRIBUTARY FUNDS, INC.

This proxy statement (“Proxy Statement”) is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board”) of Tributary Funds, Inc. (the “Company”) for use at a special meeting of shareholders (the “Shareholders”) of the Tributary International Equity Fund (the “Fund”), a series portfolio of the Company, for the purpose set forth in the accompanying Notice of Special Meeting of Shareholders (“Notice”) to be held at 10:00 a.m. Central Time on March 7, 2011 (the “Meeting”), at the offices of the Company, located at 1620 Dodge Street, 16th Floor, Omaha, Nebraska 68197, and at any adjournment of the meeting.  The approximate mailing date of this Proxy Statement is February 18, 2011.

Important Notice Regarding the Internet Availability of Proxy and Other Materials for the Meeting:

This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders and form of proxy card also are available on the Company’s website at:

www.tributaryfunds.com/FinancialReports/financialReports.htm

Broadridge Financial Solutions, Inc., located at 51 Mercedes Way, Edgewood, New York 11717 has been engaged to assist in the solicitation of proxies for the Company, at an estimated cost of approximately $2,000 plus expenses.  In addition, the Company may request personnel of the Co-Administrators (as defined herein) to assist in the solicitation of proxies for no separate compensation.  It is anticipated that the Company will request brokers, custodians, nominees, and fiduciaries who are record owners of stock to forward proxy materials to their principals and obtain authorization for the execution of proxies.  Upon request, the Company will reimburse the brokers, custodians, nominees, and fiduciaries for their reasonable expenses in forwarding proxy materials to their principals.  Kleinwort Benson Investors International Ltd. (“KBI”) will bear the cost of soliciting proxies.

The Board has fixed the close of business on January 21, 2011, as the record date (the “Record Date”) for the determination of Shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof.  Shareholders on the Record Date will be entitled to one vote for each share of the Fund held in his or her name, with proportional voting rights for fractional shares.  Based upon the records of the Company and the Company’s transfer agent, persons who beneficially or of record own more than five percent of the Fund’s outstanding shares as of the Record Date are listed in Appendix B.  Prior to completing the attached proxy cards, Shareholders should review all voting information presented below under “Additional Information About the Company.”

PROPOSAL

The Board recommends that the Shareholders approve a new sub-advisory agreement (the “New KBI Sub-Advisory Agreement”) between Tributary Capital Management, LLC (“Tributary”) and KBI, with respect to the Fund. KBI presently serves as sub-adviser to Tributary, the investment adviser to the Company, on behalf of the Fund, pursuant to an interim sub-advisory agreement between Tributary and KBI effective October 11, 2010 (the “Interim KBI Sub-Advisory Agreement”) approved by the Board at an in-person meeting on January 17, 2011 (the “Proposal”).  The Interim KBI Sub-Advisory Agreement is set to expire on March 10, 2011 or the date a definitive sub-advisory contract is approved by the Shareholders of the Fund.  Please see Appendix C for a copy of the proposed New KBI Sub-Advisory Agreement.

Required Vote

Approval of the New KBI Sub-Advisory Agreement with KBI requires the affirmative vote of a majority of the outstanding securities of the Fund.  Under the Investment Company Act of 1940, as amended, (the “1940 Act”), a majority of the Fund’s outstanding voting securities is defined as the lesser of (i) 67% of the outstanding shares represented at a meeting at which more than 50% of the Fund’s outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund’s outstanding voting securities.

Background

From the Fund’s inception through May 3, 2010, FNB Fund Advisers (“FNB Advisers”), a division of First National Bank of Omaha, N.A. (“FNBO”) served as investment adviser to the Fund pursuant to an investment advisory agreement between FNB Advisers and the Company, and KBC Asset Management International Limited (“KBC”) served as sub-adviser to FNB Advisers, on behalf of the Fund, pursuant to a sub-advisory agreement between FNB Advisers and KBC.  On May 3, 2010, shareholders of each series of the Company, including shareholders of the Fund, approved a reorganization (the “Reorganization”) of the ultimate parent organization for FNB Advisers and Tributary, First National of Nebraska, Inc., a Nebraska corporation (“FNNI”).  The Reorganization resulted in a change in control of FNB Advisers resulting in the termination of FNB Advisers as adviser to the Fund and its sub-advisory agreement with KBC on behalf of the Fund.  As part of the Reorganization, Fund shareholders appointed Tributary to replace FNB Advisers as adviser to the Fund.  Fund shareholders approved an investment advisory agreement between the Company and Tributary on behalf of the Fund (the “Tributary Advisory Agreement”) and a sub-advisory agreement between Tributary and KBC on behalf of the Fund (the “Previous KBC Sub-Advisory Agreement”).

Effective October 11, 2010, KBC and its parent company were purchased by Kleinwort Benson Group Ltd., a part of RHJ International S.A. (“RHJ”), a large European financial services group.  Following the purchase, KBC was rebranded as KBI.  As a result of the change in control of KBC, the Previous KBC Sub-Advisory Agreement terminated on October 11, 2010 as required by the 1940 Act.  In order to continue with the existing portfolio management team without interruption, the Board approved the Interim KBI Sub-Advisory Agreement without seeking Shareholder approval.  As required by the 1940 Act, since the Interim KBI Sub-Advisory Agreement has not been approved by Fund Shareholders, the Interim KBI Sub-Advisory Agreement is only effective for a 150-day term.  Additionally, as required by the 1940 Act, compensation earned by KBI under the Interim KBI Sub-Advisory Agreement has been held in an interest-bearing escrow account.  If the Proposal is approved, the amount in the escrow account (including interest earned) will be paid to KBI.  If the Proposal is not approved, KBI will be paid, out of the escrow account, the lesser of (i) any costs incurred in performing the Interim KBI Sub-Advisory Agreement (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow account (plus interest earned).  When the Board approved the Interim KBI Sub-Advisory Agreement, the Board agreed that the Company would seek shareholder approval of a definitive agreement within 150 days to enable KBI to receive all advisory fees earned under the Interim KBI Sub-Advisory Agreement.  The Board is now seeking Shareholder approval of the Proposal in order to continue KBI’s service as sub-adviser on behalf of the Fund beyond the limited term of the Interim KBI Sub-Advisory Agreement and so that KBI can be paid all compensation earned under the Interim KBI Sub-Advisory Agreement.

Tributary, headquartered at 1620 Dodge Street, Stop 1075, Omaha, NE  68197, with an additional location at 215 West Oak Street, Fort Collins, Colorado 80521, is a registered investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”). Tributary is a wholly-owned subsidiary of First National Bank, which is a wholly-owned subsidiary of FNNI, the largest privately owned banking company in the United States with over $17 billion in managed assets and 5,000 employee associates.  As of December 31, 2010, Tributary had approximately $1.5 billion in assets under management.  Tributary acts through its President, Stephen Frantz; its Managing Directors, Randall Greer, Ronald Horner and David Jordan; and its employees.  Mr. Frantz, whose business address is 1620 Dodge Street, Stop 1075, Omaha, Nebraska 68197, has been with Tributary since the Reorganization and with its predecessor, FNB Advisers, since May 1999.  Mr. Frantz also serves as the President of the Company and Chairman of the Board.  Mr.

Greer, whose business address is 1620 Dodge Street, Omaha, Nebraska 68197, has been with Tributary and its predecessor, FNB Advisers, for more than four years.  Mr. Horner, whose business address is 1620 Dodge Street, Omaha, Nebraska 68197, has been with Tributary and its predecessor, FNB Advisers, for nearly five years.  Mr. Jordan, whose business address is 215 West Oak Street, Fort Collins, Colorado 80522, has been with Tributary for nearly fifteen years.  Appendix A lists the current executive officers and directors of Tributary.

Tributary supervises and administers the Fund’s investment program.  Tributary provides investment advisory services to the Fund pursuant to the Tributary Advisory Agreement.  The Tributary Advisory Agreement was most recently approved by the Board on February 24, 2010 and by the shareholders of each series of the Company, including shareholders of the Fund, on May 3, 2010.  Unless otherwise terminated, after its two-year initial term, the Tributary Advisory Agreement will remain in effect from year to year for successive annual periods ending on June 30 if, as to each Fund, such continuance is approved at least annually by (a) the vote of a majority of directors, who are not parties to the Tributary Advisory Agreement or “interested persons” of any such party (as such term is defined under the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and the vote of a majority of the Board or (b) by the vote of a majority of all votes attributable to the outstanding shares of such Fund.

KBI is a 100% owned subsidiary of Kleinwort Benson Investors Dublin Ltd (“KBID”) and is headquartered at Joshua Dawson House, Dawson Street, Dublin 2, Ireland. KBID’s parent is the Kleinwort Benson Group Ltd., which is located at 7th Floor 55, Baker Street, London W1U 8EW and is in turn 100% owned by the Brussels based RHJ.  KBI is a registered investment adviser under the Advisers Act, providing investment advisory services to individuals, investment companies, and other institutions. As of December 31, 2010, KBI had $5.0 billion in assets under management. A part of RHJ, KBI acts through its Chief Executive Officer, Sean Hawkshaw, and its employees. Mr. Hawkshaw, whose business address is Joshua Dawson House, Dawson Street, Dublin 2, Ireland, has been with KBI and its predecessor, KBC, for eighteen years.  Appendix A lists the current executive officers and directors of KBI.

Supervised by the Board and Tributary, and following the Fund’s investment objectives and restrictions, pursuant to the Interim KBI Sub-Advisory Agreement, KBI (i) manages the Fund’s investments, (ii) makes buy/sell decisions and places the related orders, and (iii) keeps records of purchases and sales.  Investment decisions for the Fund are made by teams of KBI personnel.  In general, investment decisions are made by consensus, and no one person is primarily responsible for making investment recommendations.  The Fund’s portfolio management team at KBI is primarily responsible for day-to-day management of the Fund.  Upon Shareholder approval of the Proposal, KBI would continue such services.  The Interim KBI Sub-Advisory Agreement was approved by the Board on October 8, 2010; the Interim KBI Sub-Advisory Agreement has not been approved by Shareholders.

The Company pays Tributary for its services to the Fund an advisory fee at an annual rate of 1.00% of the average daily net assets of the Fund.  For sub-advisory services provided by KBI to Tributary with respect to the Fund, Tributary escrows KBI a sub-advisory fee at an annual rate of 0.50% of the average daily net assets of the Fund.

Tributary may choose to waive all or some of its advisory fees, which will cause the Fund’s yield and total return to be higher than it would be without the waiver.  Additionally, KBI may choose to waive a portion of its sub-advisory fees.  Currently Tributary has contractually agreed to fee waivers at the annual rate of 0.15% for the period August 1, 2010 through July 31, 2011.  Effective August 1, 2009, Tributary decreased its waiver from 0.25% to 0.15%. Currently KBI has contractually agreed to fee waivers at the annual rate of 0.15% for the period August 1, 2010 through July 31, 2011.

The following table sets forth the advisory fees, net of fee waivers, earned by Tributary, FNB Advisers, KBC, and KBI for the fiscal year ended March 31, 2010:

Fiscal Year Ended March 31, 2010

Adviser/Sub-Adviser	Fee Waivers	Advisory Fees Net of Fee Waivers
FNB Advisers	$150,629	$308,988
KBC (from FNB Advisers)	$45,962	$413,656
Tributary	$0	$0
KBI	$0	$0

For the fiscal year ended March 31, 2010, the Fund paid no commissions on securities transactions to any broker affiliated with Tributary, FNB Advisers, KBC, KBI or the Company.

There has been no material interest, direct or indirect, of any director of the Company in (i) any material transactions or (ii) any material proposed transactions, including the Proposal, since the beginning of the most recently completed fiscal year, to which any investment adviser or sub-adviser of the Fund, any parent or subsidiary of the investment adviser or sub-adviser (other than the Fund) or any subsidiary or parent of such entities was or is to be a party.

New-Sub-Advisory Agreement

With the exception of replacing KBC with KBI as the “sub-adviser” and a new effective date, the Previous KBC Sub-Advisory Agreement and the New KBI Sub-Advisory Agreement are substantially identical.  Additionally, with the exception of removing provisions relating to escrowing fees earned by KBI and the effective and termination dates, the Interim KBI Sub-Advisory Agreement and the New KBI Sub-Advisory Agreement are substantially identical.  Neither the level nor the quality of the advisory services provided to the Fund nor the compensation paid for those services will change under the New KBI-Investment Advisory Agreement.  The sub-advisory fees (an annual rate of 0.50% of the average daily net assets of the Fund computed daily and paid monthly) to be received by KBI from Tributary under the New KBI Sub-Advisory Agreement are identical to the sub-advisory fees received by KBC and KBI from Tributary under the Previous KBC Sub-Advisory Agreement and the Interim KBI Sub-Advisory Agreement, respectively.  Additionally, the current fee waiver agreed to by KBC, on behalf of the Fund, remains unchanged under the New KBI Sub-Advisory Agreement.

To enable the KBI portfolio management team to continue serving as sub-adviser without interruption past the term of the Interim KBI Sub-Advisory Agreement, and aid Tributary in its responsibility and accountability for the investment performance of the Fund, Tributary and KBI will need to enter into the New KBI Sub-Advisory Agreement.  The personnel responsible for the day-to-day investment management decisions for the Fund will continue to remain the same as they were under the Previous KBC Sub-Advisory Agreement and the Interim KBI Sub-Advisory Agreement, respectively.  Similar to the Interim KBI Sub-Advisory Agreement, the New KBI Sub-Advisory Agreement requires KBI to be responsible for providing a continuous investment program for the Fund, including the provision of investment research and management with respect to all securities and equivalents and cash equivalents purchased, sold, or held in the Fund, and the selection of brokers and dealers through which securities transactions for the Fund are executed.  Under the New KBI Sub-Advisory Agreement, KBI will continue to perform its responsibilities subject to the supervision of, and policies established by, the Board.  Under both the Interim KBI Sub-Advisory Agreement and the New KBI Sub-Advisory Agreement, KBI bears all expenses incurred by it in connection with its sub-advisory activities, but excluding the cost of securities, commissions, and transfer taxes, if any, purchased for or on behalf of the Fund.

Following its initial term, the New KBI Sub-Advisory Agreement is renewable annually, with respect to the Fund, by (i) the vote of a majority of directors, who are not parties to the New KBI Sub-Advisory Agreement or “interested persons” of any such party (as such term is defined under the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and the vote of a majority of the Board or (ii) by vote of the holders of “a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act).  The New KBI Sub-Advisory Agreement will terminate automatically if assigned (as defined in the 1940 Act) and may be terminated with respect to the Fund at any time, without penalty, by KBI, the investment adviser or the Fund on not more than sixty (60) days’ and not less than thirty (30) days’ written notice.

Although KBI intends to devote such time and effort to the business of the Fund as is reasonably necessary to perform its duties to the Fund, the New KBI Sub-Advisory Agreement acknowledges that the services of KBI are not exclusive, and KBI may provide similar services to other investment companies and other clients and may engage in other activities (though KBI does not currently provide similar services to other investment companies).

Pursuant to both the New KBI Sub-Advisory Agreement, KBI will not be liable for any error of judgment or mistake of law or for any act or omission in connection with the performance of the New KBI Sub-Advisory Agreement, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties thereunder.

Prior to May 3, 2010, investment advisory services were provided to the Fund by FNB Advisers, at the time, a division of FNBO, pursuant to an investment advisory agreement dated December 20, 1994 as amended December 5, 1995, June 4, 1996, February 14, 2005 and July 1, 2007 (the “FNB Advisory Agreement”).  FNBO is a wholly-owned subsidiary of FNNI.

Basis for the Board Recommendation

At an in-person meeting of the Board held on January 17, 2011 called for the purpose of voting on approval of the New KBI Sub-Advisory Agreement, the Board, including a majority of directors who are not parties to the New KBI Sub-Advisory Agreement or “interested persons” of any such party (as such term is defined under the 1940 Act), unanimously approved, and voted to recommend to the Shareholders of the Fund that they approve, the proposed New KBI Sub-Advisory Agreement.  In reaching its conclusion to approve the New KBI Sub-Advisory Agreement, the Board noted that it reserves the right to continue to evaluate KBI as sub-adviser to the Fund, noting specifically that the Fund may terminate the New KBI Sub-Advisory Agreement on not more than sixty (60) days’ and not less than thirty (30) days’ written notice.  In approving the New KBI Sub-Advisory Agreement, the Board requested and received information from KBI.  Those materials included information regarding KBI and its affiliates, and their personnel, operations, and financial condition.  Additionally, senior officers of KBI were available to answer questions from the Board.  The Board also conferred with representatives of Tributary.  In proposing the New KBI Sub-Advisory Agreement, the Board considered a number of factors, including those discussed below.

Nature, Extent, and Quality of Services to be Provided by KBI.  The Board received and considered a variety of information pertaining to the nature, extent, and quality of services to be provided by KBI under the New KBI Sub-Advisory Agreement.  The Board reviewed biographical information for each portfolio manager employed by KBI who would be providing services under the New KBI Sub-Advisory Agreement.  The Board evaluated the nature, quality, and extent of KBI’s services, including its reputation, expertise, and resources in international financial markets. The Board noted the apparent absence of potential conflicts of interest.  The Board also evaluated KBI’s organization, resources, and research capabilities, which the Board noted would not adversely change under the New KBI Sub-Advisory Agreement.  The Board also reviewed KBI's portfolio transaction execution and soft dollar policies and practices, which the Board found consistent with those currently followed by KBI and previously by KBC.  The Board found KBI’s policies and procedures for allocating transactions among accounts to be consistent with those currently followed by KBI and previously by KBC.  The Board noted that the recent change in control of KBI and previous portfolio management team turnover suggest that the Board should continue to actively monitor KBI’s quality of services in the future.

Investment Performance.  The Board was provided with a comparison of the Fund’s performance with that of its stated benchmark, the MSCI EAFE index, and noted that the Fund’s performance was generally in line with the benchmark but had slightly lagged the benchmark for the one-year and five-year periods.  In evaluating the Fund’s past performance, the Board noted that the KBI portfolio team is comprised of the former KBC portfolio management team.

Cost of Services Provided and Profitability.  The Board reviewed the rate of KBI’s sub-advisory fee in relation to the nature, extent, and quality of services to be provided by KBI, based on the financial information provided by KBI.  The Board compared the Fund’s advisory fees and total expense ratios to those of a Lipper peer group of substantially similar mutual funds.  The Board noted that KBI did not employ breakpoints in their fee arrangements, which would benefit Shareholders as the Fund grew.  However, KBI had voluntarily waived a portion of its fee in order to keep total expenses down, and the Board expects this fee waiver to continue.  Based on the information provided to the Board, the Board determined that the sub-advisory fee payable to KBI, in light of all the facts and circumstances, is fair and reasonable in light of the services to be provided, the profitability of KBI’s relationship with the Fund, and the comparability of the proposed fee to fees paid by similar mutual funds, and that it reflects charges that are within a range of what could have been negotiated at arm’s length.  The Board also noted that KBI’s sub-advisory fee under the New KBI Sub-Advisory Agreement did not increase current sub-advisory fees or overall operating expenses of the Fund over historical fee and expense levels.

Economies of Scale.  The Board noted that KBI’s total assets under management and current economies of scales will not change as a result of the New KBI Sub-Advisory Agreement.  Accordingly, the Board determined that utilizing a break point system in the Fund’s fee structure to account for economies of scale would not be appropriate at this time.

Employment Arrangements.  The Board considered KBI’s current personnel, as well as its plans for attracting and retaining high quality investment professionals and concluded that KBI has adequately recruited investment professionals given their location, culture and compensation structure.

Legal Consideration.  The Board reviewed KBI’s compliance program, including the procedures adopted and maintained by KBI.  The Board noted that these procedures were in accordance with the Advisers Act, and that the compliance program was generally consistent with the standard set forth under the 1940 Act.  The Board also reviewed KBI’s Code of Ethics, which the Board found generally in line with the Code of Ethics of other investment advisers, including that of Tributary.

Other Considerations.  The Board noted that there are no other tangible benefits to KBI in providing sub-advisory services to the Fund, other than the fee to be earned under the New KBI Sub-Advisory Agreement.  There may be certain intangible benefits gained to the extent that serving the Fund could enhance KBI’s reputation in the marketplace, and, therefore, would enable it to attract additional client relationships.  The Board also considered that the termination of the Previous KBC Sub-Advisory Agreement resulted from the change of ownership of KBC and that it approved the Interim KBI Sub-Advisory Agreement primarily to ensure continuity of management during the 150-day interim period of the Interim KBI Sub-Advisory Agreement.  The Board noted that it has previously agreed that the Company would seek shareholder approval of a definitive agreement within the 150-day period to enable KBI to receive all advisory fees earned under the Interim KBI Sub-Advisory Agreement.  The Board noted that although it is now seeking shareholder approval of the New KBI Sub-Advisory Agreement, in part, to enable KBI to receive its advisory fees earned under the Interim KBI Sub-Advisory Agreement, the Board would continue to monitor the Fund’s future relationship with KBI, especially in light of recent Fund performance, the change in control of KBI, and portfolio management team turnover.  To this end, the Board noted that the Fund, as required by the 1940 Act, may terminate the New KBI Sub-Advisory Agreement on not more than sixty (60) days’ and not less than thirty (30) days’ written notice.

In light of the foregoing, the Board, including a majority of directors, who are not parties to the New KBI Sub-Advisory Agreement or “interested persons” of any such party (as such term is defined under the 1940 Act), approved the New KBI Sub-Advisory Agreement.  No single factor reviewed by the Board was identified as the principal factor in determining whether to approve the New KBI Sub-Advisory Agreement, and each director attributed different weight to the various factors.  Accordingly, the Board unanimously approved the New KBI Sub-Advisory Agreement and voted to recommend its approval to the Fund’s Shareholders.

THE BOARD HEREBY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting.  If other business should properly come before the Meeting, the proxy holder will vote thereon in their discretion.

ADDITIONAL INFORMATION ABOUT THE COMPANY AND THE FUND

Directors and Officers

As of the Record Date, the officers and directors of the Company as a group beneficially owned less than 1% of the outstanding shares of the Fund.

Principal Shareholders

As of the Record Date, the persons shown on Appendix B were the only persons known to the Company to be the record or beneficial owners of 5% or more of the Fund.  The Company believes that most of the shares referred to in Appendix B were held by such holders in accounts for their fiduciary, agency, or custodial accounts.

Beneficial Ownership

Since the beginning of the last fiscal year, no director or nominee for election as a director has made purchases or sales of securities of either of Tributary, KBI or their respective parents or subsidiaries.

Co-Administrators

Jackson Fund Services, a division of Jackson National Asset Management, LLC, 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606, is a co-administrator (“Co-Administrator”) for the Company, providing clerical, certain compliance, regulatory, accounting, and other services.

Tributary also serves as Co-Administrator for the Company, providing clerical, compliance, regulatory, accounting, and other services.  As compensation for its administrative services, the co-administration agreement between Tributary and the Company provides that Tributary receives a fee for its services, calculated daily and paid monthly based on the Fund’s average daily net assets.  Tributary receives an annual rate of 0.07% of the Company’s average daily net assets for the Institutional Class assets and 0.035% of the Company’s average daily net assets for the Institutional Plus Class assets.  These services will continue to be provided after the Proposal is approved.

Material Business Relationships

Neither Tributary, KBI, nor the Company are aware of any affiliation or material business relationship between any principal of any adviser, the Company, its distributor, or any other organization that provides investment advisory services to the Company.

Distributor

Northern Lights Distributors, LLC, 4020 South 147th Street, Omaha, Nebraska 68137, is the distributor for the Company.

Voting Information

The vote required to approve the Proposal is set forth above.  As of the close of business on the Record Date, the Fund had 10,250,158 outstanding shares.

Each share outstanding as of the Record Date is entitled to one vote per share in his or her name, with proportional voting for fractional shares.

The persons named in the enclosed proxy will vote shares of the Fund in accordance with instructions received from Shareholders.  Shares held by Shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the Proposal before the Meeting for which they are entitled to vote.  Shares represented by timely and properly executed proxies will be voted as specified. Executed proxies that are unmarked will be voted in favor of the Proposal.

A proxy may be revoked at any time prior to its exercise by written notice, by execution of a subsequent proxy, or by attending the Meeting and voting in person.  However, attendance at the Meeting, by itself, will not serve to revoke a proxy.  An abstention or broker non-vote on the Proposal by a Shareholder will be counted for purposes of establishing a quorum and will be considered votes “against” the Proposal.  Broker non-votes  are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary voting power will be treated the same as abstentions.

In the event that a sufficient number of votes to approve the Proposal is not received, the Fund may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions, or for any other purpose.  A vote may be taken on the Proposal prior to an adjournment if sufficient votes have been received for approval.  Any adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy.  Unless otherwise instructed, proxies will be voted in favor of any adjournment.  At any subsequent reconvening of the Meeting, proxies will (unless previously revoked) be voted in the same manner as they would have been voted at the Meeting.

Shareholder Communication with the Board

Shareholders may address correspondence that relates to the Company, to the Board as a whole, or to individual directors and send such correspondence to the Company’s Director of Fund Services at the Company’s principal executive office:  Tributary Funds, Inc., 1620 Dodge Street, Stop 1075, Omaha, Nebraska 68197.  Upon receipt, all such shareholder correspondence will be directed to the attention of the addressee.

Expenses of the Meeting

KBI will pay or reimburse the Company for the costs of the Meeting, and any adjournment thereof, the preparation, printing, and mailing of the enclosed proxy, Notice, and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, and the related Board and Shareholder meetings.

Proposals for Future Shareholder Meetings

The Company does not intend to hold shareholder meetings each year, but the Board may call meetings from time to time.  Proposals of Shareholders that are intended to be presented at a future shareholder meeting must be received by the Company in writing at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting.  Timely submission of a proposal does not, however, necessarily mean that the proposal will be included.  A Shareholder who wishes to make a proposal at the next meeting of Shareholders, without including the proposal in the Company’s proxy statement, must notify the Secretary of the Company in writing of such proposal within a reasonable time prior to the date proxy materials are provided for the meeting.  If a Shareholder fails to give timely notice, then the persons named as proxies in the proxies solicited by the Board for the next meeting of Shareholders may exercise discretionary voting power with respect to any such proposal.

Shareholder Reports

Unaudited financial statements of the Company in the form of the Semi-Annual Report, dated September 30, 2010, and audited financial statements of the Company in the form of the Annual Report, dated March 31, 2010, have previously been mailed to Shareholders.  The Company will furnish, without charge, a copy of the Annual Report or the Semi-Annual Report to any Shareholder who requests the report.  Shareholders may obtain such reports by visiting www.tributaryfunds.com; calling the Company at 1-800-662-4203; or by writing the Company at 1620 Dodge Street, Mail Stop 1075, Omaha, Nebraska 68197.

APPENDIX A

Tributary Capital Management, LLC

Stephen Frantz, President

Randall Greer, Managing Director

Ron Horner, Managing Director

David Jordan, Managing Director

Travis Nordstrom, Principal

Mark Wynegar, Principal

Kleinwort Benson Investors International Ltd.

Sean Hawkshaw, Director

Ger Solan, Director

Noel O’Halloran, Director

Geoff Blake, Director

Heinrich Linz, Director

Anna Magdalena Kamenetzky-Wetzel, Director

Derval Murray, Company Secretary

A-1

APPENDIX B

List of 5% Owners in the Fund as of the Record Date

Portfolio	Record Owner	Number of Shares	Percent of Outstanding Shares
Tributary International Equity Fund	Penfirn Company PO Box 3128 Omaha, NE 68103-0128	7,679,515	74.92%
Tributary International Equity Fund	Frontier Trust Co FBO First National of Nebraska Inc. FI 480135 PO Box 10758 Fargo, ND 58106-0758	2,093,744	20.43%

B-1

 APPENDIX C

INVESTMENT SUB-ADVISORY AGREEMENT

This INVESTMENT SUB-ADVISORY AGREEMENT (this "Agreement") is made and entered this ______ day of _________, 2011, by and between Tributary Capital Management, LLC, a Colorado limited liability company (the "Adviser"), and Kleinwort Benson Investors International Ltd., an Irish registered company (the "Sub-Adviser").

RECITALS

WHEREAS, the adviser is the investment adviser for the Tributary International Equity Fund, a diversified investment portfolio (the "Fund") of Tributary Funds, Inc. (the "Company"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, Adviser desires to retain the Sub-Adviser as its agent to furnish certain investment advisory services for the Fund as provided hereunder.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

AGREEMENT

1.           Appointment.  Adviser hereby appoints the Sub-Adviser to provide certain sub-investment advisory services to the Fund in furtherance of the Advisory Agreement for the period and on the terms set forth in this Agreement.  The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.           Delivery of Documents.  Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following:

(a)           The Company's Articles of Incorporation, as filed with the Secretary of State of Nebraska on October 12, 1994, and all amendments thereto or restatements thereof (the "Articles");

(b)           The Company's By-Laws and amendments thereto (the "By-laws");

(c)           Resolutions of the Company's Board of Directors (the "Board") authorizing the appointment of Sub-Adviser and approving this Agreement;

(d)           The Company's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") and all amendments thereto;

(e)           The Company's Registration Statement on Form N-1A filed with the SEC under the Securities Act of 1933, as amended, and under the 1940 Act and all amendments thereto insofar as such Registration Statement and such amendments relate to the Fund (the "Registration Statement"); and

(f)           The Company's most recent prospectus and Statement of Additional Information for the Fund filed in connection with the Registration Statement (such prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto are herein collectively called the "Prospectus").

The Adviser will promptly furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing.

3.           Management.  Subject always to the supervision of the Board and the Adviser, in addition to the terms of the Advisory Agreement, the Sub-Adviser will furnish an investment program including investment research, advice, and supervision in respect of, and make investment decisions for, all assets of the Fund on behalf of the Adviser and place all orders for the purchase and sale of securities, all for the Adviser on behalf of the Fund.  In the performance of its duties, the Sub-Adviser will satisfy its fiduciary duties to the Fund (as set forth in Section 8, below) and will monitor the Fund's investments, and will comply with the provisions of the Company's Articles of Incorporation and By-laws, as amended from time to time, and the stated investment objectives, policies, and restrictions of the Fund.  The Sub-Adviser and Adviser will each make its respective officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund.  The Sub-Adviser shall also make itself reasonably available to the Board at such times as the Board shall request.

The Sub-Adviser's authority and discretion hereunder shall include, without limitation, the power to lend any securities held by the Fund to such persons, for such purposes and upon such terms and conditions as the Sub-Adviser may deem advisable, provided that any such lending shall be in conformity with the Fund's current investment objective and policies, as stated in its current Prospectus and any guidelines adopted from time to time by the Board.

The Sub-Adviser represents and warrants that it is registered as an investment adviser with the SEC and is in compliance with all applicable rules and regulations of the SEC pertaining to its investment advisory activities, and agrees that it will:

(a)           Use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b)           Place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer.  In placing orders with brokers or dealers, the Sub-Adviser will attempt to obtain the best combination of prompt execution of orders in an effective manner and at the most favorable price.  Consistent with this obligation and any policies adopted by the Board, and to the extent permitted by the 1940 Act, the Investment Advisers Act of 1940 (the "Advisers Act") and Section 28(e) of the Securities Exchange Act of 1934, when the execution and price offered by two or more brokers or dealers are comparable, the Sub-Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Sub-Adviser with research advice and other services.  The Sub-Adviser may pay a commission in excess of the commission another broker-dealer would have charged if the Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed either in terms of that particular transaction or the Sub-Adviser's overall responsibilities to the accounts it manages.  In no instance will portfolio securities be purchased from or sold to Adviser, the Sub-Adviser, Jackson Fund Services or any affiliated person of either the Company, Adviser, Jackson Fund Services, or the Sub-Adviser, except as may be permitted under the 1940 Act;

(c)           Report regularly to the Adviser and will make appropriate persons available for the purpose of reviewing at reasonable times with representatives of the Adviser and the Board, the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund in relation to standard industry indices, interest rate considerations, and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Adviser;

      (d)           Maintain books and records with respect to the Company's securities transactions and will furnish the Adviser and the Board such periodic and special reports as the Board or the Adviser may request, including economic, operational, and investment data and reports, including without limitation all information and materials reasonably requested by or requested to be delivered to the Board pursuant to Section 15(c) of the 1940 Act;

(e)           Act upon instructions from the Adviser not inconsistent with the fiduciary duties hereunder;

(f)           Treat confidentially and as proprietary information of the Company all such records and other information relative to the Company maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company; and

(g)           Conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Sub-Adviser, including (i) the 1940 Act and the rules adopted by the SEC thereunder, (ii) the Advisers Act and the rules adopted by the SEC thereunder, (iii) the most recent Prospectus, (iv) the Articles and the By-laws, and (v) the policies and procedures adopted by the Board.

The Sub-Adviser shall have the right to execute and deliver, or cause its nominee to execute and deliver, all proxies and notices of meetings and other notices affecting or relating to the securities of the Fund.

4.           Books and Records.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund, on behalf of the Company are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company's request.  The Sub-Adviser further agrees to preserve for the periods prescribed by the 1940 Act, the records required to be maintained under the 1940 Act.

5.           Expenses.  During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement, but excluding the cost of securities (including commission, issue and transfer taxes, if any) purchased for or on behalf of the Fund.  The Sub-Adviser shall not be responsible for the following expenses relating to the operations of the Fund:  organizational expenses, taxes, interest, any brokerage fees and commissions, fees of the directors of the Company, SEC fees, state securities registration fees and expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to the Fund's current or prospective shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, costs of Fund accounting services, certain insurance premiums, costs of maintenance of the Company's and the Fund's existence, costs of shareholders' and directors' reports and meetings, distribution expenses, shareholder servicing expenses incurred pursuant to the Company's Administrative Service Plan and other similar arrangements, any extraordinary expenses incurred in the Fund's operation and other operating expenses not assumed by the Company's service providers.

6.           Compensation.  For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation thereof, a sub-advisory fee at an annual rate of 0.50% of the average daily net assets of the Fund, paid at the same time and in the same manner as the Fund pays the Adviser its advisory fee pursuant to the Advisory Agreement.  This fee will be computed daily and paid to the Sub-Adviser monthly.

7.           Services to Others.  Adviser understands, and has advised the Board, that the Sub-Adviser now acts, and may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser, sub-investment adviser, and/or administrator to other investment companies.  Adviser has no objection to the Sub-Adviser's acting in such capacities, provided that whenever the Fund and one or more other investment companies advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed by the Sub-Adviser to be equitable to each company.  In addition, Adviser understands that the persons employed by the Sub-Adviser to assist in the Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of the Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

8.           Standard of Care.  The Sub-Adviser shall discharge its duties under this Agreement with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.  The federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Adviser may have against Sub-Adviser under any federal securities laws based on negligence and which cannot be modified in advance by contract.

9.           Limitation of Liability.  The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties hereunder.  Each of the Adviser and Sub-Adviser agrees to indemnify each other and hold each other harmless from and against any and all actions, suits, and claims, whether groundless or otherwise, and from and against any and all losses, damages, costs, charges, reasonable counsel fees and disbursements, payments, expenses, and liabilities (including reasonable investigation expenses) (collectively, "Damages") arising directly or indirectly out of the indemnifying party's willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties hereunder.

10.           Duration and Termination.

(a)           This Agreement will become effective as of the date hereof, provided that it is approved by vote of a majority of the outstanding voting securities of the Fund in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, will continue in effect until June 30, 2012.

Thereafter, if not terminated, this Agreement will continue in effect for the Fund for successive periods of twelve (12) months, each ending on the day preceding the anniversary of the Agreement's effective date of each year, provided that such continuation is specifically approved at least annually (x) by the vote of a majority of those members of the Board who are not interested persons (as set forth in the 1940 Act) of the Company the Sub-Adviser, or the Adviser, cast in person at a meeting called for the purpose of voting on such approval, and (y) by the vote of a majority of the Board or by the vote of a majority of all votes attributable to the outstanding shares of the Fund (as set forth in the 1940 Act).

(b)           Notwithstanding the foregoing, this Agreement may be terminated as to the Fund at any time, without the payment of any penalty, on not more than sixty (60) days' and not less than thirty (30) days' written notice by the Board or the shareholders of the Fund (acting by a vote of at least a majority of the outstanding voting securities), the Adviser, or by the Sub-Adviser.  This Agreement will immediately terminate in the event of its assignment (as set forth in the 1940 Act).

(c)           Notwithstanding the foregoing, this Agreement will terminate automatically if the Advisory Agreement is terminated.

(d)           Notwithstanding the foregoing, this Agreement also may be terminated by Adviser or the Fund: (i) upon a material breach by Sub-Adviser of any of the representations and warranties set forth in Section 15, if such breach shall not have been cured within a twenty (20) day period after notice of such breach, or (ii) if Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement.

(e)           Notwithstanding the foregoing, this Agreement may also be terminated by Sub-Adviser upon a material breach by Adviser or its assigns, if such breach shall not have been cured within a twenty (20) day period after notice of such breach.

11.           Amendment of this Agreement.  No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought.

12.           Multiple Originals.  This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same document.

13.           Custody.  All securities and other assets of the Fund shall be maintained with a custodian designated by the Adviser.  Sub-Adviser shall have no responsibility or liability with respect to any custodial function.

14.           Adviser Representations and Warranties.  The Adviser represents and warrants to Sub-Adviser that (a) the Adviser's entry into this Agreement on behalf of the Fund and the performance of it and the Fund of their respective obligations hereunder has been duly authorized by the Adviser, and to the best of the Adviser's knowledge, by the Fund and the Company and will not cause the Adviser, to the best of the Adviser's knowledge, the Fund or the Company to be in violation of the 1940 Act or any other applicable law or regulation, (b) the Adviser is registered as an investment adviser with the SEC under the Advisers Act and is in compliance with all applicable rules and regulations of the SEC pertaining to its investment advisory activities, (c) to the best of the Adviser's knowledge, the Fund is the legal owner of all of its assets, and (d) the Adviser is empowered to enter into this Agreement without the consent or authority of any other party or, alternatively, has at the date hereof obtained such consents as may be necessary to permit the making of this Agreement.

15.           Sub-Adviser Representations and Warranties.  The Sub-Adviser represents and warrants to Adviser that it (a) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect, (b) is not prohibited by either the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (c) has met, and will continue to meet for so long as this Agreement remains effective, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to perform the services contemplated by this Agreement, including its adoption and implementation of written policies and procedures reasonably designed to prevent violation of the federal securities laws (as that term is used in Rule 38a-1 adopted under the 1940 Act) by the Sub-Adviser and its supervised persons, (d) is empowered to enter into this Agreement without the consent or authority of any other party or, alternatively, has at the date hereof obtained such consents as may be necessary to permit the making of this Agreement, and (e) will immediately notify Adviser of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act or otherwise, and of the institution of any administrative, regulatory, or judicial proceeding against it that could have a material advise effect upon its ability to fulfill its obligations under this Agreement.

16.           Reliance on Proper Instructions.  The Sub-Adviser shall be fully protected in acting upon any proper instructions reasonably believed by it in good faith to be genuine and signed or communicated by or on behalf of the Adviser or the Fund, and the Sub-Adviser shall be under no duty to make any investigation or inquiry regarding any proper instructions of the Adviser or the Fund, as the case may be.

17.           No Conflict.  Unless the Sub-Adviser is otherwise informed in writing, it shall be entitled to assume that any action taken by it under the terms of this Agreement, upon instructions of the Fund or the Adviser consistent with Section 16, is not in conflict or contrary to any provision of any document referred to in Section 2 hereof and may assume that such action is not in conflict with any existing investment limit imposed on the Fund by law, by any such document, or by contract or otherwise.

18.           Receipt of Part II of Form ADV.  The Adviser acknowledges and agrees on behalf of the Fund that either (i) the Fund has received Part II of the Sub-Adviser's Form ADV at least forty-eight (48) hours prior to execution of this Agreement or (ii) the Fund has received Part II of the Sub-Adviser's Form ADV together with this Agreement and shall have the right to cancel this Agreement, without penalty, within five (5) business days of the execution of this Agreement.

19.           Notices.  Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

(a)	To Adviser at:

Tributary Capital Management, LLC
Attention:  President
1620 Dodge Street, Stop 1075
Omaha, NE  68197

(b)	To Sub-Adviser at:

Kleinwort Benson Investors International Ltd.
Attention:  Contract/Compliance Team
Joshua Dawson House, Dawson Street
Dublin 2, Ireland

(c)	To the Commpany at:

Tributary Funds, Inc.
Attention:  Director of Fund Services
1620 Dodge Street
Omaha, NE  68197

      20.           Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.  If any provision of this Agreement is held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement will not be affected thereby.  This Agreement will be binding upon and shall inure to the benefit of the parties hereto and will be governed by the laws of the state of Nebraska without giving effect to such state's conflicts of laws provisions, and the 1940 Act.  To the extent that the applicable laws of the state of Nebraska conflict with the applicable provisions of the 1940 Act, the latter shall control.  Sub-Adviser shall notify Adviser of any changes in its members or managers within a reasonable time.

Signature Page Follows

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

TRIBUTARY CAPITAL MANAGEMENT, LLC

By:
Name:
Title:

KLEINWORT BENSON INVESTORS INTERNATIONAL LTD.

By:
Name:
Title:

PROXY SERVICES
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

<XXXXX>1 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

The Board of Directors unanimously recommends you vote FOR the following proposal:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders also are available on Tributary Funds, Inc.'s website at:

www.tributaryfunds.com/FinancialReports/financialReports.htm

<XXXXX>2

SPECIAL MEETING OF SHAREHOLDERS

MARCH 7, 2011

The undersigned shareholder hereby appoints Brittany Fahrenkrog as proxy of the undersigned, with full power of substitution, and hereby authorizes him to represent the undersigned and to vote at the Special Meeting of Shareholders of the Tributary International Equity Fund (the "Fund"), a series portfolio of Tributary Funds, Inc., to be held at 1620 Dodge Street, 16th Floor, Omaha, Nebraska 68197, on Monday, March 7, 2011 at 10:00 a.m. (Central time) (the "Special Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions.

The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Special Meeting.

This proxy, if properly executed, will be voted in the manner directed. If properly executed and no instructions are indicated, the undersigned's vote will be cast FOR the proposal described herein.

The proxy is authorized to vote in his discretion on any other business that may properly come before the Special Meeting and any adjournments or postponements thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.